Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Commitments and Contingencies

The future payments required under the Company’s significant commitments as of December 31, 2011 are as follows (in millions):

	Payments Due By Period
	2012	2013	2014	2015	2016	Thereafter	Total
Interest payments related to indebtedness(1)	$43.8	$43.4	$40.5	$40.0	$32.4	$83.7	$283.8
Capital lease obligations	2.0	1.6	0.6	0.4	0.2	0.1	4.9
Operating lease obligations	48.0	34.9	20.5	15.0	13.1	51.0	182.5
Unconditional purchase obligations(2)	67.9	3.5	2.3	1.2	0.9	—	75.8
Other short-term and long-term obligations(3)	64.6	31.9	28.2	34.6	32.9	84.9	277.1
Total contractual cash obligations	$226.3	$115.3	$92.1	$91.2	$79.5	$219.7	$824.1
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(1)
Estimated interest payments are calculated assuming current interest rates over minimum maturity periods specified in debt agreements. Debt may be repaid sooner or later than such minimum maturity periods (unaudited).

(2)	Unconditional purchase obligations exclude routine purchase orders entered into in the normal course of business.

(3)
Other short-term and long-term obligations include estimates of future minimum contribution requirements under the Company’s U.S. and non-U.S. defined benefit pension and postretirement plans. These estimates are based on current legislation in the countries the Company operates within and are subject to change. Other short-term and long-term obligations also include income tax liabilities related to uncertain income tax positions connected with ongoing income tax audits in various jurisdictions (unaudited).

	Amount of Commitment Expiration Per Period
	2012	2013	2014	2015	2016	Thereafter	Total
Guarantees	$128.7	$2.8	$1.9	$1.0	$0.2	$—	$134.6

Off-Balance Sheet Arrangements

Guarantees

The Company maintains a remarketing agreement with its U.S. retail finance joint venture, whereby the Company is obligated to repurchase repossessed inventory at market values. The Company has an agreement with its U.S. retail finance joint venture which limits the Company’s purchase obligations under this arrangement to $6.0 million in the aggregate per calendar year. The Company believes that any losses that might be incurred on the resale of this equipment will not materially impact the Company’s financial position or results of operations, due to the fair value of the underlying equipment.

At December 31, 2011, the Company guaranteed indebtedness owed to third parties of approximately $134.6 million, primarily related to dealer and end-user financing of equipment. Such guarantees generally obligate the Company to repay outstanding finance obligations owed to financial institutions if dealers or end users default on such loans through 2016. The Company believes the credit risk associated with these guarantees is not material to its financial position or results of operations. Losses under such guarantees have historically been insignificant. In addition, the Company generally would expect to be able to recover a significant portion of the amounts paid under such guarantees from the sale of the underlying financed farm equipment, as the fair value of such equipment is expected to be sufficient to offset a substantial portion of the amounts paid.

Other

At December 31, 2011, the Company had outstanding designated and non-designated foreign exchange contracts with a gross notional amount of approximately $1,232.7 million. The outstanding contracts as of December 31, 2011 range in maturity through December 2012 (Note 11).

The Company sells substantially all of its wholesale accounts receivable in North America to the Company’s U.S. and Canadian retail finance joint ventures and a large portion of its wholesale accounts receivable to its retail finance joint ventures in Europe. The Company also sells certain accounts receivable under factoring arrangements to financial institutions around the world. The Company reviewed the sale of such receivables and determined that these facilities should be accounted for as off-balance sheet transactions.

Total lease expense under noncancelable operating leases was $57.2 million, $50.2 million and $48.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Contingencies

As a result of Brazilian tax legislative changes impacting value added taxes (“VAT”), the Company recorded a reserve of approximately $37.4 million and $22.3 million against its outstanding balance of Brazilian VAT taxes receivable as of December 31, 2011 and 2010, respectively, due to the uncertainty as to the Company’s ability to collect the amounts outstanding.

On June 27, 2008, the Republic of Iraq filed a civil action in a federal court in New York, Case No. 08 CIV 59617, naming as defendants the Company’s French subsidiary and two of its other foreign subsidiaries that participated in the United Nations Oil for Food Program (the “Program”). Ninety-one other entities or companies also were named as defendants in the civil action due to their participation in the Program. The complaint purports to assert claims against each of the defendants seeking damages in an unspecified amount. Although the Company’s subsidiaries intend to vigorously defend against this action, it is not possible at this time to predict the outcome of this action or its impact, if any, on the Company, although if the outcome was adverse, the Company could be required to pay damages. In addition, the French government also is investigating the Company’s French subsidiary in connection with its participation in the Program.

In August 2008, as part of a routine audit, the Brazilian taxing authorities disallowed deductions relating to the amortization of certain goodwill recognized in connection with a reorganization of the Company’s Brazilian operations and the related transfer of certain assets to the Company’s Brazilian subsidiaries. The amount of the tax disallowance through December 31, 2011, not including interest and penalties, was approximately 90.6 million Brazilian reais (or approximately $48.6 million). The amount ultimately in dispute will be greater because of interest and penalties. The Company has been advised by its legal and tax advisors that its position with respect to the deductions is allowable under the tax laws of Brazil. The Company is contesting the disallowance and believes that it is not likely that the assessment, interest or penalties will be required to be paid. However, the ultimate outcome will not be determined until the Brazilian tax appeal process is complete, which could take several years.

The Company is a party to various other legal claims and actions incidental to its business. The Company believes that none of these claims or actions, either individually or in the aggregate, is material to its business or financial statements as a whole, including its results of operations and financial condition.